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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2002

LOUISIANA-PACIFIC CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-7107 (Commission File Number)	93-0609074 (IRS Employer Identification No.)

805 SW Broadway, Suite 1200, Portland, Oregon 97205-3303
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (503) 821-5100

Item 9.    Regulation FD Disclosure

        On August 14, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, each of Mark A. Suwyn, Chief Executive Officer, and Curtis M. Stevens, Chief Financial Officer, of Louisiana-Pacific Corporation (the "Company") stated and attested as follows:

  (1)
  To the best of my knowledge, based upon a review of the covered reports of Louisiana-Pacific Corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

  •
  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  •
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2)
  I have reviewed the contents of this statement with the Company's audit committee.

  (3)
  In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  •
  The Company's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission on March 15, 2002;

  •
  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  •
  any amendments to any of the foregoing.

        On August 14, 2002, in connection with the filing of the Form 10-Q of Louisiana-Pacific Corporation, (the "Company") for the quarterly period ended June 30, 2002 (the "Report"), each of Mark A. Suwyn, Chief Executive Officer, and Curtis M. Stevens, Chief Financial Officer, of the Company certified, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

Date: August 14, 2002	By:	/s/ CURTIS M. STEVENS Curtis M. Stevens Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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  Item 9. Regulation FD Disclosure
SIGNATURE